                           AUTHENTIDATE HOLDING CORP.
                              2165 TECHNOLOGY DRIVE
                           SCHENECTADY, NEW YORK 12308

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   /X/
Filed by a party other than the registrant   / /

Check the appropriate box:
      / /   Preliminary Proxy Statement
      /X/   Definitive Proxy Statement
      / /   Definitive Additional Materials
      / /   Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           AUTHENTIDATE HOLDING CORP.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
      /X/   No Fee Required
      / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:2

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5)   Total Fee Paid

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      / /   Fee paid previously with preliminary materials: $2,103.39

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      / /   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration no.:

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      (3)   Filing party:

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      (4)   Date filed:

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
                           AUTHENTIDATE HOLDING CORP.
                              2165 TECHNOLOGY DRIVE
                              SCHENECTADY, NY 12308

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on January 24, 2002

To the Stockholders of
AUTHENTIDATE HOLDING CORP.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. will be held at the Desmond Hotel, 660 Albany Shaker Road, Albany, New York, on January 24, 2002 at 11:00 a.m., New York time. The Annual Meeting of Stockholders is being held for the purpose of:

1.    Electing six Directors to Authentidate's Board of Directors;

2. Considering and acting upon a proposal to adopt Authentidate's 2001 Non-Executive Director Stock Option Plan; and

3. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

      The close of business on December 3, 2001 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.

                                        By Order of the Board of Directors,


                                        Ira C. Whitman, Secretary
Dated: December 18, 2001

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           AUTHENTIDATE HOLDING CORP.
                              2165 TECHNOLOGY DRIVE
                              SCHENECTADY, NY 12308

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                         To Be Held on January 24, 2002

      This Proxy Statement and the accompanying form of proxy have been mailed on or about December 18, 2001 to the Stockholders of record of shares of Common Stock and Series A Preferred Stock as of December 3, 2001, of AUTHENTIDATE HOLDING CORP., a Delaware corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of Authentidate for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. at the Desmond Hotel, 660 Albany Shaker Road, Albany, New York, on Thursday, January 24, 2002 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      On December 3, 2001 (the "Record Date"), there were issued and outstanding 16,265,426 shares of Common Stock, 100 shares of Series A Preferred Stock, 38,000 shares of Series B Preferred Stock, and 5,500 shares of Series C Preferred Stock. Only holders of Common Stock and Series A Preferred Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock and each share of Series A Preferred Stock is entitled to one vote on each matter submitted to Stockholders. SHARES OF AUTHENTIDATE'S COMMON STOCK AND SERIES A PREFERRED STOCK REPRESENTED BY AN EFFECTIVE PROXY IN THE ACCOMPANYING FORM WILL, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED IN THE PROXY, BE VOTED:

      1. FOR the election of the six (6) persons nominated by the Board of Directors;

      2. FOR the adoption of Authentidate's 2001 Non-Executive Director Stock Option Plan; and

      3. FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

      Any proxy may be revoked at any time before it is voted. A Stockholder may revoke a Proxy by notifying the Secretary of Authentidate either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. Election of Directors is by plurality vote, with the six nominees receiving the highest vote totals to be elected as Directors of Authentidate. Accordingly, abstentions and broker non-votes will not affect the outcome of the Election of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal II - Adoption of the 2001 Non-Executive Director Stock Option Plan. Therefore, abstentions shall be counted as "no" votes and broker non-votes will not be counted. Broker non-votes and abstentions will be counted towards the determination of a quorum which, according to Authentidate's Bylaws, will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote.

      The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of Authentidate's Common Stock and Series A Preferred Stock held of record by such persons, and Authentidate may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

      The Annual Report to Stockholders for the fiscal year ended June 30, 2001, including financial statements, accompanies this Proxy Statement. The principal executive offices of Authentidate are located at 2165 Technology Road, Schenectady, New York 12308. The Company's telephone number is (518) 346-7799.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of Authentidate has selected PricewaterhouseCoopers LLP, Certified Public Accountants, as its independent accountants for the current fiscal year. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by PricewaterhouseCoopers LLP consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.

Audit Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP, for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2001, and for the review of the financial statements included in Authentidate's Quarterly Reports on Form 10-Q for that fiscal year were $125,000.

Financial Information Systems Design and Implementation Fees

      The Company did not incur any fees billed by PricewaterhouseCoopers LLP, for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

All Other Fees

      Fees billed to us by PricewaterhouseCoopers LLP, during the fiscal year ended June 30, 2001 for all other non-audit services rendered consisted of $196,000 for tax related and other services. In the course of its meetings, the Audit Committee has considered whether PricewaterhouseCoopers' provision of these other services is compatible with maintaining its independence and has determined that these payments did not compromise its independence.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Securities entitled to vote at the meeting are Authentidate's Common Stock and Series A Preferred Stock. Each share of Common Stock and Series A Preferred Stock entitles its holder to one vote on each matter submitted to Stockholders, voting together as a single class. As of the Record Date, there were 16,265,426 shares of Common Stock and 100 shares of Series A Preferred Stock issued and outstanding.

      Under the terms of the Series A Preferred Stock, no shares of Series A Preferred Stock may be issued to any persons other than John Botti, Authentidate's Chief Executive Officer and President, and Ira Whitman, Authentidate's Senior Vice President and Secretary. The Series A Preferred Stock are deemed automatically canceled upon the occurrence of any of the following
(i) the death of the holder; (ii) the voluntary termination of employment by the holder; (iii) the voluntary resignation by a holder from the Board of Directors; or (iv) the failure by such holder to own, beneficially, as determined under Regulation 13d-3 of the Exchange Act of 1934, at least 5% of the issued and outstanding Common Stock of Authentidate. Currently, Mr. Botti beneficially owns 100 shares of Series A Preferred Stock and the 100 shares owned by Mr. Whitman were deemed cancelled since he no longer owns in excess of the 5% of the issued and outstanding Common Stock of Authentidate. The holder(s) of shares of the Series A Preferred Stock, voting as a separate class, have the sole right to elect a majority of the Board of Directors, and to remove any such directors elected by the holders of the Series A Preferred Stock. The Company has been advised by the sole holder of shares of Series A Preferred Stock that he has elected not to exercise such rights.

      The following table sets forth certain information as of the Record Date, with respect to (i) each director and each executive officer, (ii) and all directors and officers as a group, and (iii) the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of
l934), known by Authentidate to be the beneficial owner of more than five (5%) percent of Authentidate's Common Stock and Series A Preferred Stock.

                                                                       AMOUNT AND NATURE
                            NAME AND ADDRESS OF                          OF BENEFICIAL          PERCENTAGE
TYPE OF CLASS                BENEFICIAL HOLDER                           OWNERSHIP (1)         OF CLASS (*)
Common                John T. Botti                                      1,696,725 (2)            9.66%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Common                Ira C. Whitman                                       399,386 (3)            2.42%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Common                Steven Kriegsman                                      40,000 (4)            0.24%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Common                Dennis Bunt                                          103,591 (5)            0.63%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Common                J. Edward Sheridan                                    50,000 (6)            0.31%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Common                Charles Johnston                                     118,570 (7)            0.73%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Common                Robert Van Naarden                                    50,000 (8)            0.31%
                      c/o Authentidate, Inc.
                      2 World Financial Center
                      225 Liberty St., 43rd Floor
                      New York, NY 10281

Common                Thomas Franceski                                      55,000 (9)            0.32%
                      c/o Authentidate Holding Corp.
                      2165 Technology Drive
                      Schenectady, NY 12308

Series A              John T. Botti                                            100 (10)            100%
Preferred             c/o Authentidate Holding Corp.
Stock                 2165 Technology Drive
                      Schenectady, NY 12308

Directors/Officers
as a group (2)(3)
(4)(5)(6)(7)(8)
(9)(10)                                                                  2,513,372               14.62%


----------

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

(2) Includes vested stock options to purchase 1,287,334 shares of Common Stock and excludes non-vested option to purchase 222,334 shares of Common Stock.

(3)   Includes vested stock options to purchase 225,000 shares of Common Stock.

(4)   Includes vested options to purchase 40,000 shares of Common Stock.

(5) Includes vested options to purchase 102,758 shares of Common Stock and excludes nonvested options to purchase 60,091 shares of Common Stock.

(6)   Includes vested options to purchase 50,000 shares of Common Stock.

(7)   Includes vested options to purchase 70,000 shares of Common Stock.

(8) Includes vested options to purchase 50,000 shares of Common Stock and excludes 497,397 non-vested options.

(9) Includes vested options to purchase 55,000 shares of Common Stock and excludes 50,000 non-vested options. Also excludes non-vested options to purchase 100,000 shares of Common Stock granted subsequent to the fiscal year end covered by this Report on Form 10-K.

(10) See footnote (2). Each share of Series A Preferred Stock is entitled to one vote per share. * Based on 16,265,426 shares of Common Stock outstanding as of December 3, 2001.

                                 CERTAIN REPORTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires Authentidate's directors and executive officers, and persons who own more than 10% of a registered class of Authentidate's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of Authentidate. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Authentidate with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by Authentidate, Authentidate believes that during the fiscal year ended June 30, 2001, all officers, Directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements during the 2001 fiscal year, except that Ira C. Whitman, our Executive Vice President and a director, inadvertently failed to report a sale of an aggregate of 495 shares during the fiscal quarter ended December 31, 2000. This failure was inadvertent, and the sales were subsequently reported on a Form 4 filed on January 8, 2001.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

      The precise number of persons on the Board of Directors is determined by the Board of Directors which has set the number at six persons. The Board of Directors currently consists of six members elected for a term of one year and until their successors are duly elected and qualified. Mr. Nicholas Themelis, elected to Authentidate's Board of Directors at the Annual Meeting of Shareholders held on March 23, 2001, resigned from the Board of Directors effective May 24, 2001. The vacancy created by Mr. Themelis' resignation will not be filled at this Annual Meeting.

      The affirmative vote of a plurality of the outstanding shares of Common Stock and Series A Preferred Stock voting together as a single class entitled to vote at the Annual Meeting is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

      The following table sets forth certain information as of the Record Date with respect to the directors and executive officers of Authentidate, including the six nominees who will be selected at the 2001 Annual Meeting.

       NAME                   AGE     OFFICE                                          DIRECTOR SINCE
       ----                   ---     ------                                          --------------
John T. Botti                 38      President, Chief Executive Officer                   1985
                                      and Chairman of the Board

Robert Van Naarden            54      Director and Chief Executive Officer                 2000
                                      of Authentidate, Inc.

Ira C. Whitman                38      Senior Vice-President, Secretary and                 1985
                                      Director

Steven A. Kriegsman           58      Director                                             1997

J. Edward Sheridan            64      Director                                             1992

Charles C. Johnston           65      Director                                             1997

      All directors hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any officers or directors of Authentidate.

      In connection with Authentidate's private placement through Whale Securities Co., L.P. ("Whale"), completed in December 1995, Authentidate granted Whale the right to nominate one person to Authentidate's Board of Directors, or in the alternative, a person to attend meetings of the Board of Directors for a period of three years from the date of the closing of the private placement. In December, 1997, Whale selected Steven Kriegsman as its representative on the Board and Mr. Kriegsman continues to serve on the Board.

      John T. Botti, co-founded Authentidate in 1985 and has served as President, Chief Executive Officer and Director since the incorporation of Authentidate in August 1985. Mr. Botti graduated from Rensselaer Polytechnic Institute ("RPI") with a B.S. degree in electrical engineering in 1994 with a concentration in computer systems design and in 1996 earned a Master of Business Administration degree from RPI.

      Robert Van Naarden, joined Authentidate Holding Corp. as a director and as the Chief Executive Officer of Authentidate, Inc., in July 2000. Mr. Van Naarden has more than 34 years experience in general management, marketing, sales and engineering with computer related companies. Most recently he was Vice President of Sales, Marketing, Business Development and Professional Services with Sensar, Inc. He has also held senior positions with Netframe, Firepower Systems, Supermac Technology and Digital. Mr. Van Naarden was also a founder of Stardent and Convergent Technologies. He has a M.S. in Electrical Engineering from Northeastern University and a B.S. in Physics from the University of Pittsburgh.

      Ira C. Whitman, co-founded Authentidate in 1985 and has served as Senior Vice President and a Director of Authentidate since the incorporation of Authentidate in August 1985. Mr. Whitman graduated from RPI in 1984 with a B.S. in Computer and Systems Engineering and in 1990 he earned a Masters in Engineering from RPI.

      J. Edward Sheridan joined the Board of Directors in June, 1992. From 1985 to the present, Mr. Sheridan served as the President of Sheridan Management Corp. From 1975 to 1985, Mr. Sheridan served as the Vice President of Finance and Chief Financial Officer of AMF. From 1973 to 1975, he was Vice President and Chief Financial Officer of Fairchild Industries. From 1970 to 1973 he was the Vice President, Corporate Finance of F.S. Smithers. From 1967 to 1970 Mr. Sheridan was the Director of Acquisitions of Westinghouse Electric. From 1964 to 1967 he was employed by Corporate Equities, Inc., a venture capital firm, Mr. Sheridan holds an M.B.A. from Harvard University and a B.A. from Dartmouth College.

      Steven A. Kriegsman joined the Board of Directors in December, 1997. In 1989, Mr. Kriegsman founded The Kriegsman Group, a private financial consulting services firm and has served as its President since such time. In 1981 Mr. Kriegsman co-founded ANA Financial Services, Inc., a holding company engaged, through its subsidiaries, in securities brokerage, financial planning and investment advisory services and franchising of certified public accountants. Mr. Kriegsman served as Chairman and Chief Executive Officer of ANA Financial until 1989. Mr. Kriegsman is a former Certified Public Accountant. Mr. Kriegsman holds a B.S. from New York University.

      Charles C. Johnston joined the Board of Directors in December, 1997. Mr. Johnston has been the Chairman of Ventex Technology, Inc., a privately-held neon light transformer company since July 1993. Mr. Johnston has also served as Chairman of AFD Technologies, a private corporation since 1994 and J&C Resources a private corporation since 1987. Mr. Johnston serves as a Trustee of Worcester Polytechnic Institute ("WPI") and earned his B.S. degree from WPI in 1957.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has three (3) Committees: Audit, Compensation and Executive Committee.

      Audit Committee. The Audit Committee of the Board of Directors acts to:
(i) acquire a complete understanding of Authentidate's audit functions; (ii) review with management the finances, financial condition and interim financial statements of Authentidate; (iii) review with Authentidate's independent accountants the year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by the independent accountants. During the fiscal year ended June 30, 2001, the Audit Committee met on one occasion.

      The Audit Committee adopted a written charter governing its actions on May 5, 2000. The Charter of the Audit Committee of Authentidate was attached as
Exhibit 1 to Authentidate's Proxy Statement dated February 16, 2001. All three members of Authentidate's Audit Committee are "independent" within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

      The audit committee hereby states that it:

- has reviewed and discussed the audited financial statements with Authentidate's management;

- has discussed with Authentidate's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

- has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence; and

- has recommended to the Board of Directors of Authentidate that the audited financial statements be included in Authentidate's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Commission.

The Audit Committee of the Board of Directors of Authentidate Holding Corp.:

      J. Edward Sheridan, Steven Kriegsman and Charles Johnston.

      Executive Committee. The members of the Executive Committee are John Botti and Ira C. Whitman. The Executive Committee has all of the powers of the Board of Directors except it may not; (i) amend the Certificate of Incorporation or Bylaws; (ii) enter into agreements to borrow money in excess of $250,000; (iii) grant security interests to secure obligations of more than $250,000; (iv) authorize private placements or public offerings of Authentidate's securities;
(v) authorize the acquisition of any major assets or business or change the business of Authentidate; or (vi) authorize any employment agreements in excess of $75,000. The Executive Committee meets when actions must be approved in an expedient manner and a meeting of the Board of Directors cannot be convened. During Fiscal 2001, the Executive Committee did not deem it necessary to meet, but acted by unanimous written consent on two occasions.

      Compensation Committee. The members of the Compensation Committee are Steven Kriegsman, J. Edward Sheridan and Charles C. Johnston. The Compensation Committee functions include administration of Authentidate's 2000 Employee Stock Option Plan and Non-Executive Director Stock Option Plan and negotiation and review of all employment agreements of executive officers of Authentidate. During the fiscal year ended June 30, 2001, the Compensation Committee held no meetings and voted by unanimous written consent on one occasion.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Authentidate's compensation committee is composed of three non-executive directors and is responsible for negotiating and reviewing all employment agreements for executive officers of Authentidate and for administering the Employee Stock Option Plan, as amended.

      The compensation committee and the Board of Directors have established the following ongoing principles and objectives for determining Authentidate's executive compensation:

- provide compensation opportunities that will help attract, motivate and retain highly motivated qualified managers and executives.

- link executive total compensation to Authentidate's performance and individual job performance.

- provide a balance between incentives based upon annual business achievements and longer term incentives linked to increases in shareholder value.

      During the last fiscal year, the compensation of the Chief Executive Officer of Authentidate, Inc. was reviewed and approved by the Compensation Committee in connection with the Compensation Committee's approval of the terms of the employment agreement entered into with Mr. Van Naarden in July, 2000. Similarly, the Compensation Committee reviewed and approved the compensation terms offered to Authentidate's Chief Financial Officer in connection with the employment agreement entered into between AHC and Mr. Bunt in October, 2000. Compensation paid to Authentidate's Chief Executive Officer and Chief Technology

Officer during the fiscal year ended June 30, 2001 was pursuant to the employment agreements entered into by such officers during the fiscal year ended June 30, 2000 and was reviewed and approved by the Compensation Committee at that time.

      The Compensation Committee authorized the grant of stock options to our Chief Executive Officer and Chief Technology Officer and to the Chief Executive Officer of our Authentidate subsidiary in connection with the acquisition by AHC of the outstanding securities of Authentidate, Inc. The options held by these officers to purchase shares of Authentidate common stock were exchanged for options to purchase shares of AHC common stock. The Compensation Committee also authorized the grant of stock options to our Chief Financial Officer and to our Vice President, Technology Products Group, during the last fiscal year as appearing in the Option Grants Table appearing in this Proxy Statement. The Compensation Committee determined that the options awarded to theses officers were warranted due to the efforts of these officers in connection with our internal management and the performance of our DJS subsidiary.

      No cash bonuses were awarded to these executives during the last fiscal year.

      The Compensation Committee

      J. Edward Sheridan         Steven Kriegsman          Charles C. Johnston

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      There are no compensation committee interlocks between the members of Authentidate's compensation committee and any other entity. At present, J. Edward Sheridan, Steven Kriegsman and Charles C. Johnston are the members of the compensation committee. None of the members of the Board's compensation committee (a) was an officer or employee of Authentidate during the last fiscal year; (b) was formerly an officer of Authentidate or any of its subsidiaries; or
(c) had any relationship with Authentidate requiring disclosure under Item 404 of Regulation S-K.

MEETINGS OF THE BOARD OF DIRECTORS; COMMITTEES

      During the fiscal year ended June 30, 2001, the Board of Directors of Authentidate met on seven occasions and voted by unanimous written consent on three occasions. No member of the Board of Directors attended less than 50% of the aggregate number of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all Committees of the Board of Directors.

COMPENSATION OF DIRECTORS

      Directors are compensated for their services during the each fiscal year in the amount of $5,000 annually. The Directors receive options to purchase 10,000 shares for each year of service under the Non-Executive Director Stock Option Plan ("Stock Options") and are reimbursed for expenses incurred in order to attend meetings of the Board of Directors. Directors also receive 20,000 Stock Options upon being elected to the Board.

VOTE REQUIRED

      The affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL I.

                                   PROPOSAL II

                                   ADOPTION OF
                  2001 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

      In April, 1992, the Board of Directors adopted the Non-Executive Director Stock Option Plan (the "1992 Director Plan") which was approved by Authentidate's stockholders in May, 1992. With the approval of the shareholders, the 1992 Director Plan was amended in December, 1997 to, among other things, remove the aggregate number of options reserved for issuance pursuant to the 1992 Director Plan. Options may be granted under the 1992 Director Plan until April, 2002 to (i) non-executive directors as defined and (ii) members of any advisory board established by Authentidate who are not full-time employees of Authentidate or any of its subsidiaries. The 1992 Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares upon joining the Board of Directors, and 10,000 shares on each September 1st thereafter, provided such person has served as a director for the 12 months immediately prior to such September 1st. Each eligible member of an advisory board will receive, upon joining the advisory board, and on each and on each anniversary of the effective date of his appointment, an option to purchase 5,000 shares of our Common Stock. As of the Record Date, there are outstanding 160,000 options under the 1992 Director Plan with exercise prices ranging from $0.84 to $4.81

      The proposed 2001 Non-Executive Director Stock Option Plan (the "2001 Director Plan") is being submitted to the Stockholders for approval at this Annual Meeting due to the impending expiration of the 1992 Director Plan in April, 2002.

BACKGROUND OF PROPOSAL

      The Board of Directors (the "Board") has unanimously approved the adoption of the 2001 Director Plan to provide for the grant of options to non-employee directors of Authentidate. Under the 2001 Director Plan, each non-executive director will automatically be granted an option to purchase 20,000 shares upon joining the Board and an option to purchase 10,000 shares each September 1st thereafter, pro rata, based on the time the director has served in such capacity during the previous year. The term non-executive director refers to a director of Authentidate who is not otherwise a full-time employee of Authentidate or any subsidiary. In addition, each eligible member of an advisory board will receive, upon joining the advisory board, and on each anniversary of the effective date of his appointment, an option to purchase 5,000 shares of our Common Stock.

      The Board has recommended the adoption of the 2001 Director Plan because it believes that it is required in order to continue to attract and retain qualified persons to serve on the Board and that administering option grants to non-executive directors from an independent plan will be more efficient. The Board determined that it was important for Authentidate to provide increased non-cash compensation to non-employee directors in order to be able to secure the services of qualified individuals. As discussed below, by providing that such compensation be in the form of options, Authentidate's cash resources will be preserved and the non-employee directors will have the incentive to work for Authentidate's growth.

      The Board believes that Authentidate competes with numerous other companies for a limited number of talented persons willing to join a Board of Directors of a public company. As a result, there must be provided a level of incentives to such persons. Since Authentidate does not provide cash compensation to its non-employee directors, it must grant stock options to attract members. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the non-employee director and Authentidate. First, granting stock options provides incentive to individuals because they share in the growth of Authentidate. In this manner, non-employee directors have the same interest as stockholders of Authentidate. The Company benefits because these non-employee directors will be more active in the affairs of Authentidate and Authentidate benefits from an active Board. Second, the grant of options preserves Authentidate's cash resources.

ADMINISTRATION OF 2001 DIRECTOR PLAN

      The 2001 Director Plan shall be administered by the Board or a committee of the Board (the "Committee") which shall at all times consist of not less than two officers of Authentidate who are not entitled to participate in the 2001 Director Plan, to be appointed by the Board and to serve at the pleasure of the Board. All questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Board or Committee and such determination shall be final and binding upon all persons having an interest in the 2001 Director Plan.

      Options shall be granted only to non-executive directors serving on the Board and Advisors serving on the Advisory Boards of Authentidate. Non-executive directors shall not be entitled to receive Options for serving as Advisors on Advisory Boards of Authentidate.

      Commencing upon the date that the 2001 Director Plan is adopted by Authentidate's stockholders, each new non-executive director to the Board of Directors shall be entitled to receive an Option to purchase 20,000 shares of Common Stock. Commencing on September 1, 2002, an Option to purchase 10,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each non-executive director and thereafter on September 1st of each year, pro rata, based on the time the director has served in such capacity during the previous year. Each person who is appointed as an Advisor on an Advisory Board established or maintained by Authentidate shall, upon such appointment and on each anniversary of the effective date of his appointment, receive an option to purchase 5,000 shares of our Common Stock. Advisors who are also chairmen of such Advisory Board may be granted options to purchase 7,500 shares, on the terms and conditions set forth herein.

      Similar to the 1992 Director Plan, as amended, the 2001 Director Plan does not contain an aggregate number of shares issuable thereunder, primarily for administrative purposes. This permits Authentidate greater flexibility in expanding the Board of Directors without having to obtain stockholder approval for additional shares under the 2001 Director Plan. In addition, with a numerical limitation contained in the 2001 Director Plan, Authentidate will inevitably run out of shares under the 2001 Director Plan and would then be required to obtain stockholder approval with the resultant cost and expense of preparing a proxy statement, counsel and filing fees and other related expenses of a stockholders meeting. The Board of Directors believes that the administration of the 2001 Director Plan will be substantially simpler without an aggregate limit on the number of option issuable under the 2001 Director Plan.

TERMS AND CONDITIONS OF OPTION GRANTS

      The term of each option commences on the date it is granted and unless terminated sooner as provided in the 2001 Director Plan, expires five years from the date of grant. The Board or Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Board or Committee will make all determinations of the interpretation of the 2001 Director Plan. Options granted under the 2001 Director Plan are not qualified for incentive stock option treatment under the Internal Revenue Code.

      The exercise price for options granted under the 2001 Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Unless otherwise provided in the Stock Option Plan, the exercise price of options granted under the 2001 Director Plan must be paid in cash at the time of exercise. The Board or Committee may, in its sole discretion, authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price in connection with the exercise of an option. In addition, the Board or Committee may require the grantee to pay any taxes which may be due and payable as a result of an option exercise prior to delivery of the share certificates to the grantee.

      It is the intent of Authentidate that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder.

      An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

CERTAIN FEDERAL TAX INFORMATION

      The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2001 Director Plan and with respect to the shares of Common Stock issuable upon the exercise of the options. This summary is not intended to be a complete discussion of the federal income tax implications arising under the 2001 Director Plan, does not address state or local taxes and is not intended to be construed as tax advice.

Tax Consequences to Optionees

      Options granted under the 2001 Director Plan are not qualified as incentive options under the Internal Revenue Code. Accordingly, although an optionee will recognize no income tax upon the grant of an option under the 2001 Director Plan, upon exercising such an option, the optionee will recognize ordinary income tax equal to the excess of the fair market value of Authentidate's Common Stock on the exercise date over the exercise price.

      With respect to the Common Stock issuable upon the exercise of an option granted under the 2001 Director Plan, an optionee generally will have a tax basis equal to the fair market value of the stock on the exercise date. Upon the subsequent sale of Common Stock issuable upon the exercise of an option, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one year.

Tax Consequences to Authentidate

      The grant of an option under the 2001 Director Plan will have no tax consequences to Authentidate. However, Authentidate generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a disqualifying disposition under the Code or a Section 83(b) Election; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

      The full text of the 2001 Director Plan is annexed to this Proxy Statement as Exhibit A.

VOTE REQUIRED

      The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the 2001 Director Plan.

THE BOARD OF DIRECTORS DEEMS PROPOSAL II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL II.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE COMPENSATION

      The following table provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-K) compensation awarded to, earned by, paid by Authentidate during the years ended June 30, 2001, 2000 and 1999 to each of the named executive officers of Authentidate.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                                                                  LONG TERM
                                                                                              COMPENSATION AWARDS
                                                                                        RESTRICTED       NO. OF SECURITIES
      NAME AND PRINCIPAL         FISCAL                                 OTHER ANNUAL      STOCK         UNDERLYING OPTIONS/
           POSITION               YEAR      SALARY           BONUS      COMPENSATION     AWARD(S)               SARS
John Botti                        2001     $265,005        $      0       $  3,187(1)         0(2)            444,668(6)
 Chairman, President and          2000     $203,665        $ 60,000       $  1,702            0               890,000
 Chief Executive Officer          1999     $132,794        $      0       $  1,702            0                     0

Nicholas Themelis (3)             2001     $204,519        $      0       $    533(4)         0(8)            109,868(6)
  Chief Technology  Officer       2000     $ 71,923(3)     $      0       $  5,000(3)         0               220,000
and Director

Robert Van Naarden                2001     $317,733        $      0       $    426(4)         0               547,397(7)
  Director, Chief  Executive
Officer of Authentidate, Inc.

Dennis H. Bunt,                   2001     $105,605        $      0       $    798(5)         0(9)             86,849(10)
  Chief Financial Officer

Thomas Franceski,                 2001     $ 98,125        $ 30,000       $      0            0               105,000(10)
   Vice President

----------

(1) Includes: (i) for 2001, an automobile and expenses of $2,985 and payment of premiums on term life insurance of $202; (ii) for 2000, an automobile and expenses of $1,500 and the payment of premiums on term life insurance policy of $202; and (iii) for 1999, an automobile and expenses of $1,500 and the payment of premiums on a term life insurance policy of $202.

(2) No restricted stock awards were granted to Mr. Botti in fiscal 2001. Mr. Botti, however, owned 409,391 restricted shares of our Common Stock on June 30, 2001, the market value of which was $4.50 per share on such date, without giving effect to the diminution in value attributed to the restriction on such shares.

(3) Represents salary earned by the employee and paid by Authentidate during the fiscal year ended June 30, 2001. Mr. Themelis terminated his employment with Authentidate on May 31, 2001and resigned as a Director of Authentidate on August 8, 2001. The Company also contributed $5,000 towards a life insurance policy for Mr. Themelis during the fiscal year ended June 30, 2000.

(4)   Represents commuting expenses.

(5)   Represents automobile expenses.

(6) Represents options we granted pursuant to the employee's acceptance of our offer to exchange securities of Authentidate, Inc. held by such person for like securities of AHC.

(7) Represents 200,000 options granted pursuant to the terms of the employment agreement entered into between us and Mr. Van Naarden and 347,397 options granted pursuant to the employee's acceptance of our offer to exchange securities of Authentidate, Inc. held by such person for like securities of AHC.

(8) No restricted stock awards were granted to Mr. Themelis in fiscal 2001. Mr. Themelis, however, owned 7,500 restricted shares of our Common Stock on June 30, 2001, the market value of which was $4.50 per share on such date, without giving effect to the diminution in value attributed to the restriction on such shares.

(9) No restricted stock awards were granted to Mr. Bunt in fiscal 2001. Mr. Bunt, however, owned 883 restricted shares of our Common Stock on June 30, 2001, the market value of which was $4.50per share on such date, without giving effect to the diminution in value attributed to the restriction on such shares.

(10)  Represents options granted during the fiscal year ended June 30, 2001.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                  POTENTIAL REALIZABLE VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF        ALTERNATIVE TO
                                                                                             STOCK                    (F) AND (G)
                          INDIVIDUAL GRANTS                                       PRICE APPRECIATION FOR OPTION    GRANT DATE VALUE
                                                                                              TERM
                                      PERCENT OF
                   NUMBER OF             TOTAL
                  SECURITIES          OPTION/SARS     EXERCISE
                  UNDERLYING          GRANTED TO         OF
                OPTION/SARS(1)         EMPLOYEES      BASE PRICE    EXPIRATION                                       GRANT DATE
  NAME (a)       GRANTED(#)(b)     IN FISCAL YEAR(c)  (S/SH)(d)       DATE(c)       5%($)(f)        10%($)(g)     PRESENT VALUE $(h)
John T. Botti       444,668(2)           19.3%        $    1.52       3/23/06      1,948,892        2,636,263

Robert Van          347,397(2)           15.1%        $   4.625       3/23/06        443,905          980,913
Naarden

Robert Van          200,000(3)            8.7%        $  6.3125       7/10/05        348,805          770,769
Naarden

Nicholas            109,868(2)            4.8%        $   4.625       3/23/06        140,390          310,224
Themelis

Dennis H. Bunt       86,849               3.3%        $   4.625       3/23/06        110,976          245,228

Thomas              105,000               4.5%        $   4.625       3/23/06        134,196          296,479
Franceski

(Footnotes to table  appear on following page)

----------

(1) No Stock Appreciation Rights were granted to any of the named executive officers during the last fiscal year.

(2) Represents options granted pursuant to the employee's acceptance of our offer to exchange securities of Authentidate, Inc. held by such person for like securities of AHC.

(3) Represents 200,000 options granted pursuant to the terms of the employment agreement entered into between us and Mr. Van Naarden.


                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

      The following table contains information with respect to the named executive officers concerning options held as of the year ended June 30, 2001.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                                           VALUE OF UNEXERCISED IN-THE-
                            SHARES                         NUMBER OF UNEXERCISED                   MONEY OPTIONS
                           ACQUIRED         VALUE       OPTIONS AS OF JUNE 30, 2001             AT JUNE 29, 2001(1)
NAME                      ON EXERCISE     REALIZED       EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE
John T. Botti                  0             $0              1,287,334/222,334                    633,375/324,608
Nicholas Themelis              0             $0                132,401/177,467                          0/0
Robert Van Naarden             0             $0                      0/547,397                          0/0
Dennis H. Bunt                 0             $0                 119,425/43,424                          0/0
Thomas Franceski               0             $0                  55,000/50,000                          0/0

----------

(1) Based upon the closing bid price ($4.50 per share) of our Common Stock on June 29, 2001 less the exercise price for the aggregate number of shares subject to the options

STOCK OPTION PLANS

2000 Employee Stock Option Plan

      In March 2001, our shareholders approved the 2000 Employees Stock Option Plan (the "2000 Plan") which provides for the grant of options to purchase up to 5,000,000 shares of our Common Stock. In July 2001, we filed a registration statement with the SEC to register the shares issuable upon conversion of the options granted or which may be granted under the 2000 Plan. In April 1992, we adopted the 1992 Employees Stock Option Plan (the "1992 Plan") which provided for the grant of options to purchase up to 600,000 shares of Authentidate's Common Stock. On January 26, 1995, our stockholders approved an amendment to the 1992 Plan to increase the number of shares of Common Stock available under the 1992 Plan to 3,000,000 shares. Our shareholders were asked to adopt the 2000 Plan since there were no additional shares available for issuance under the 1992 Plan and the 1992 Plan is to expire in

April 2002 and shareholder approval would have been required to increase the number of shares subject to the 1992 Plan.

      Under the terms of the 2000 Plan and the 1992 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Code, or options which do not so qualify ("Non-ISOs"). As of the Record Date, there were outstanding an aggregate of 4,425,687 options under the 2000 Plan and 1992 Plan combined, with exercise prices ranging from $1.25 to $9.13.

      The 2000 Plan and the 1992 Plan are administered by the Compensation Committee designated by the Board of Directors. The Compensation Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted. Whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option, shall be determined by the Committee. The Board or Committee shall have full authority to interpret the 2000 Plan and the 1992 Plan and to establish and amend rules and regulations relating thereto.

      Under both the 2000 Plan and the 1992 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the 2000 Plan and the 1992 Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISOs options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year shall not exceed $100,000. The "fair market value" will be the closing NASDAQ bid price, or if our Common Stock is not quoted by NASDAQ, as reported by the National Quotation Bureau, Inc., or a market maker of our Common Stock, or if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

      The Compensation Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option.

Non-Executive Director Stock Option Plan

      In April, 1992, the Board of Directors adopted the Non-Executive Director Stock Option Plan (the "1992 Director Plan") which was approved by Authentidate's stockholders in May, 1992. With the approval of the shareholders, the 1992 Director Plan was amended in December, 1997. SINCE THE 1992 DIRECTOR PLAN WILL EXPIRE IN APRIL, 2001, THE BOARD OF DIRECTORS HAS PROPOSED TO ADOPT THE 2001 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN AND HAS SUBMITTED A PROPOSAL FOR STOCKHOLDER VOTE AT THE ANNUAL MEETING. PLEASE REFER TO THE DISCUSSION UNDER THE HEADING "PROPOSAL II ADOPTION OF 2001 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN." Information pertaining to the identity of permissible grantees and the amount of option grants under the 1992 Director Plan is discussed in Proposal II, beginning on page 11 of this Proxy Statement.

      In addition to the information regarding the 1992 Director Plan presented in Proposal II of this Proxy Statement, the following summarizes other terms and conditions of the 1992 Director Plan. The exercise price for options granted under the 1992 Director Plan is 100% of the fair market value of the Common Stock on the date of grant. The "fair market value" is the closing NASDAQ bid price, or if Authentidate's Common Stock is not quoted by NASDAQ, as reported by the National Quotation Bureau, Inc., or a market maker of Authentidate's Common Stock, or if the Common Stock is not quoted by any of the above by the Board of Directors acting in good faith. Unless otherwise provided in the 1992 Director Plan, the exercise price of options granted under the 1992 Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of our Common Stock or by a combination of each. The term of each option commences on the date it is granted and unless terminated sooner as provided in the 1992 Director Plan, expires five years from the date of grant. The 1992 Director Plan is administered by a committee of the board of directors composed of not fewer than two persons who are our officers (the "Committee"). The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the 1992 Director Plan. Options granted under the 1992 Director Plan are not qualified for incentive stock option treatment.

EMPLOYMENT AGREEMENTS

      In January, 2000, we entered into a new three year employment agreement with our Chief Executive Officer, expiring on January 1, 2003. The agreement provides for (i) a base salary of $250,000 in the first year of the agreement, increasing by 10% in each year thereafter; (ii) a bonus equal to 3% of our pre-tax net income, with such additional bonuses as may be awarded in the discretion of the Board of Directors;(iii) certain insurance and severance benefits; and (iv) automobile and expenses.

      In July 2000, the Authentidate subsidiary entered into an employment agreement with its new Chief Executive Officer for a three year term. The employment agreement provides for (i) annual salary of $250,000; (ii) an annual bonus of up to $200,000, with a minimum bonus of $80,000 during the first year;
(iii) a severance agreement equal to twelve months salary in the event employment agreement is terminated without cause; (iv) the award of such number of shares of common stock of Authentidate as shall equal 5% of the shares outstanding on the date of the employment agreement, vesting in equal amounts over a four year period, commencing one year from the date of the agreement; and
(v) the award of employee stock options to purchase 200,000 shares of common stock of AHC, vesting in equal amounts over a four year period, at an exercise price of $6.3125 per share. In March of 2001, in connection with the exchange by Authentidate Holding Corp. of shares held by the minority stockholders of the Authentidate subsidiary, Mr. Van Naarden exchanged his 5% interest in the Authentidate subsidiary for options to purchase 347,397 shares of Common Stock of Authentidate Holding Corp. at $4.625 per share.

      In October 2000, we entered into an employment agreement with our Chief Financial Officer which provides (i) an annual salary of $100,000 increasing to $110,000 on January 1, 2001; (ii) annual increases every October to be determined by the Compensation Committee of the Board of Directors; (iii) eligibility for annual bonuses at the discretion of the Compensation Committee of the Board of Directors; (iv) a severance agreement equal to twelve months salary; (v) the award of Authentidate, Inc. stock options equal to 1.25% of the outstanding stock, convertible into AHC stock options upon the approval of such conversion by our shareholders.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the total cumulative return on Authentidate's common stock and the Nasdaq Composite Index and a Software Index (assuming reinvestment of dividends). The Company's common stock is listed for trading in the Nasdaq National Market under the trading symbol ADAT.


                      CUMULATIVE TOTAL SHAREHOLDER RETURN

                                  [LINE GRAPH]


                       CUMULATIVE TOTAL SHAREHOLDER RETURN

      Listed below is the value of a $10,000 investment at each of Authentidate's last 5 year ends:

 Date                      AHC                    NASDAQ Composite Index               NASDAQ Software Index
 ----                      ---                    ----------------------               ---------------------
6/30/97                  $10,000                         $10,000                              $10,000
6/30/98                  $ 5,979                         $13,139                              $14,306
6/30/99                  $ 3,197                         $18,627                              $23,353
6/30/00                  $19,381                         $27,503                              $39,484
6/30/01                  $14,845                         $14,982                              $18,255

----------

Footnotes:

(1) Assumes $10,000 was invested at June 30, 1997 in AHC and each Index presented.

(2) The comparison indices were chosen in good faith by management. Most of our peers are divisions of large multi-national companies therefore a comparison is not meaningful. In addition, we are involved in three distinct businesses: document imaging software, authentidation/security software and computer systems integration, for which there is no peer comparison. Therefore we have chosen the NASDAQ Composite Index and the NASDAQ Software Index.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The General Corporation Law of Delaware provides generally that a corporation may indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative in nature to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, in a proceeding not by or in the right of the corporation, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such suit or proceeding, if he acted in good faith and in a manner believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful. Delaware law further provides that a corporation will not indemnify any person against expenses incurred in connection with an action by or in the right of the corporation if such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall deem proper.

      The By-Laws of Authentidate provide for indemnification of officers and directors of Authentidate to the greatest extent permitted by Delaware law for any and all fees, costs and expenses incurred in connection with any action or proceeding, civil or criminal, commenced or threatened, arising out of services by or on behalf of Authentidate, providing such officer's or director's acts were not committed in bad faith. The By-Laws also provide for advancing funds to pay for anticipated costs and authorizes the Board to enter into an indemnification agreement with each officer or director.

      In accordance with Delaware law, Authentidate's Certificate of Incorporation contains provisions eliminating the personal liability of directors, except for breach of a director's fiduciary duty of loyalty to Authentidate or to its stockholders, acts or omission not in good faith or which involve intentional misconduct or a knowing violation of the law, and in respect of any transaction in which a director receives an improper personal benefit. These provisions only pertain to breaches of duty by directors as such, and not in any other corporate capacity, e.g., as an officer. As a result of the inclusion of such provisions, neither Authentidate nor stockholders may be able to recover monetary damages against directors for actions taken by them which are ultimately found to have constituted negligence or gross negligence, or which are ultimately found to have been in violation of their fiduciary duties, although it may be possible to obtain injunctive or equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular case, stockholders may not have an effective remedy against the challenged conduct.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Authentidate pursuant to the foregoing provisions, Authentidate has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our Common Stock.

      On October 10, 2000, Authentidate entered into a Letter of Intent with Internet Venture Capital, LLC, to enter into a Joint Venture Agreement and License Agreement providing for the development of a business plan and to market a service to authenticate and record signatures on sports and entertainment memorabilia. Two of the members of Internet Venture Capital are affiliated with "groups" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) which owned, at the time the Letter of Intent was executed, in excess of 5% of our outstanding common stock. As of the date of this proxy statement those groups no longer own in excess of 5% of our outstanding common stock. Although the transaction originally contemplated by the Letter of Intent was terminated by the mutual consent of the parties, Authentidate, the Authentidate subsidiary, Internet Venture Capital, LLC, and Nicholas Themelis, a former director and executive officer of Authentidate, entered into an agreement, dated as of May 24, 2001, to govern the operation of Authentidate Sports Edition, Inc. and to develop the service offering of the new company. The service being developed will apply the Authentidate technology to the field of sports and entertainment memorabilia.

      On January 5, 2001, we agreed to loan John T. Botti, our Chief Executive Officer, the amount of $317,000 and entered into a Pledge and Security Agreement of the same date, which grants us a second-priority security interest in the shares of our Common Stock held by Mr. Botti to secure the loan.

      For information concerning employment agreements with, and compensation of, Authentidate's executive officers and directors, see "EXECUTIVE COMPENSATION AND RELATED INFORMATION - EMPLOYMENT AGREEMENTS."


                              STOCKHOLDER PROPOSALS

      The Company's Annual Meeting of Shareholders for Year 2003 will be held on or about January 24, 2003. Any shareholder desiring to submit a proposal to Authentidate for inclusion in the proxy and proxy statement relating to that meeting must submit such proposals in writing to Authentidate before August 19, 2002.

                              FINANCIAL INFORMATION

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO IRA C. WHITMAN, SECRETARY, AUTHENTIDATE HOLDING CORP., 2165 TECHNOLOGY DRIVE, SCHENECTADY, NY 12308. Each such request must set forth a good faith representation that as of December 3, 2001 the person making the request was the beneficial owner of Common Shares or Series A Preferred Stock of Authentidate entitled to vote at the Annual Meeting of Stockholders. You may also obtain a copy of Authentidate's Form 10-K over the Internet from the SEC's Web Site, "WWW.SEC.GOV".

                               III. OTHER BUSINESS

      As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                        By Order of the Board of Directors

                                        Ira C. Whitman, Secretary

December 18, 2001

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                       EXHIBIT A


                             NON-EXECUTIVE DIRECTOR
                              STOCK OPTION PLAN OF
                           AUTHENTIDATE HOLDING CORP.

1.    PURPOSE

      The purpose of the Non-Executive Director Stock Option Plan is to provide a means by which (i) each Director of Authentidate Holding Corp. (the "Company") who is not otherwise a full- time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") and (ii) each person appointed as a member of any Advisory Board established or maintained by the Company who is not otherwise an employee of the Company or any subsidiary of the Company or an Outside Director (each such person being hereinafter referred to as an "Advisor") will be given an opportunity to purchase Common Stock, $.001 par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and as Advisors on the Company's various Advisory Boards, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.    ADMINISTRATION

(a) The Director Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the "Committee") which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

(b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Board or Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Board's or Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Board or Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.    SHARES SUBJECT TO THE PLAN

      There shall be no aggregate limitation on the number of shares of Common Stock that may be acquired pursuant to options granted under the Director Plan.

      The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been

                                                                       EXHIBIT A


reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.    ELIGIBILITY

Options shall be granted only to (a) Non-Executive Directors serving on the Board of Directors of the Company and (b) Advisors serving on the Advisory Boards of the Company. Non- Executive Directors shall not be entitled to receive Options for serving as Advisors on Advisory Boards of the Company.

5.    NON-DISCRETIONARY GRANTS

      (a)   Grants to Outside Directors

            (i) Commencing upon the date that this Director Plan is adopted by the Company's stockholders, each new Non-Employee Director to the Board of Directors shall be entitled to receive an Option to purchase 20,000 shares of Common Stock. Commencing on September 1, 2002, an Option to purchase 10,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director and thereafter on September 1st of each year; provided that any Non-Executive Director, who has not served as a director for an entire year prior to September 1st of each year shall receive a pro rata number of options determined as follows:

Date of Membership                                               Options Granted
September 1 through November 30                                       10,000
December 1 through February 28                                         7,500
March 1 through May 30                                                 5,000
June 1 through August 31                                               2,500

      Notwithstanding the foregoing, in the event a Non-Executive Director initially joins the Board of Directors on or after June 1, such Non-Executive Director shall not be eligible to be granted Options on September 1 of the year in which he or she first joined the Board of Directors.

      (b)   Grants to Advisors

            (i) Each person who is appointed as an Advisor on an Advisory Board established or maintained by the Company shall, upon such appointment and on each anniversary of the effective date of his appointment, be granted options to purchase 5,000 shares for Advisors and options to purchase 7,500 shares for Advisors who are also chairmen of such Advisory Board, on the terms and conditions set forth herein.

                                                                       EXHIBIT A


            (ii) Notwithstanding the foregoing, no Advisor who may serve on an Advisory Board of the Company shall be entitled to receive any options under the Director Plan for serving as such Advisor, and in no event will the grant amount, as defined above in Section 5(a)(ii), exceed $75,000 with respect to a grant to a chairman of an Advisory Board Director or $50,000 with respect to an Advisor on an annual basis to an Advisor. To the extent the grant amount exceeds the foregoing limitations, the number of shares subject to the Option to be granted to the Advisor will be reduced accordingly.

6.    OPTION PROVISIONS

      Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

(a) The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director or Advisor of the Company terminates for any reason or for no reason. In the event of such termination of service the Option shall terminate (i) for Non-Executive Directors, on the date of termination of service as a director and
(ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee's death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as an Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services.

(b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market ("Nasdaq"), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the- counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

(c) The optionee may elect to make payment of the exercise price under one of the following

                                                                       EXHIBIT A


alternatives:

(i)   Payment of the exercise price per share in cash at the time of exercise;
or

(ii)  Recourse notes (subject to Paragraph 16 herein) or

(iii) Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above.

(d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

(e) All options granted under the Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of
Section 422, or any successor section, of the Internal Revenue Code of 1986, as amended.

7.    ACCELERATION OF OPTIONS

      Notwithstanding any contrary installment period with respect to any option and unless the Board or Committee determines otherwise, each outstanding option granted under the Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary)
(a) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company's Securities); or
(iii) during any period of two consecutive years or less, individuals who

                                                                       EXHIBIT A


at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 8 as the Board or Committee deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

8.    RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR
ADVISOR

      Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause.

9.    NONALIENATION OF BENEFITS

            No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      All options granted under the Plan shall be deemed automatically adjusted (both in the number of shares and exercise price), as appropriate, for any corporate action adopted by the Board of Directors and/or shareholders which action results in changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted.

11.   TERMINATION AND AMENDMENT

      Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after a date which is ten years from the date of adoption of the Director Plan by the Board of Directors. The Board or Committee may at any time

                                                                       EXHIBIT A


amend, alter, suspend or terminate the Director plan; provided, however, that the Board or Committee may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

12.   EFFECTIVENESS OF THE PLAN

      The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

13.   GOVERNMENT AND OTHER REGULATIONS

      The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

14.   COMPLIANCE WITH SEC REGULATION SECTION 16(B)

      In the case of optionees who are or may be subject to Section 16 of the Securities and Exchange Act of 1934, as amended (and the rules and regulations promulgated thereunder) (the "1934 Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to optionees who are or may be subject to Section 16 of the 1934 Act.

15.   TAX WITHHOLDING.

                                                                       EXHIBIT A


      It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an award, that the grantee of such award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for any federal, state or local income or other taxes required by law to be withheld. The Board or Committee may, in its sole discretion, permit the grantee of an award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Board's or Committee's sole discretion, the grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such grantee or a portion of the shares that were or otherwise would be distributed to such grantee pursuant to such award having a fair market value equal (as determined under Section 6 hereof) to the amount of such required or permitted withholding taxes to be paid in shares.

16.   LOANS TO GRANTEES.

      The Board or Committee, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, a grantee for the purpose of enabling such grantee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty (50%) percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten (10%) percent per annum; may be unsecured or secured in such manner as the Board or Committee shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board or Committee may determine.

17.   NO OBLIGATION TO EXERCISE OPTION.

      The granting of an award shall impose no obligation upon the grantee (or upon a transferee of a grantee) to exercise such award.

18.   NO LIMITATION ON RIGHTS OF THE COMPANY.

      The grant of any award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

19.   EXPENSES OF THE PLAN.

      All of the expenses of the Plan shall be paid by the Company.

20.   GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER.

                                                                       EXHIBIT A


      No grantee of any option shall have any rights as a stockholder with respect to any shares subject to his or her option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No grantee of any option shall have the rights of a stockholder until he or she has paid in full the option price.

21.   GOVERNING LAW

      The Director Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                           AUTHENTIDATE HOLDING CORP.

                ANNUAL MEETING OF STOCKHOLDERS - JANUARY 24, 2002

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints John T. Botti proxy, with full power of substitution, to vote all shares of Common Stock, and Series A Preferred Stock of AUTHENTIDATE HOLDING CORP. owned by the undersigned at the Annual Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. to be held on January 24, 2002 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I.    ELECTION OF DIRECTORS

          FOR all nominees listed                   WITHHOLD AUTHORITY
          below (except as marked                   to vote for all nominees
          to the contrary below)    [ ]             listed below  [ ]

      (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

        John T. Botti          Ira C. Whitman          J. Edward Sheridan


        Rob Van Naarden        Charles C. Johnston     Steven A. Kriegsman

II.   ADOPTION OF 2001 NON EXECUTIVE DIRECTOR STOCK OPTION PLAN

           [ ] For               [ ] Against               [ ] Abstain

The proxy or his respective substitute, who shall be present and acting shall have and may exercise all the powers hereby granted. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF SIX DIRECTORS AND FOR PROPOSAL II UNLESS OTHERWISE SPECIFIED.

Said proxy will use his discretion with respect to any other matters which properly come before the meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


                                  Dated:___________________________, 2001

                                  Signature(s)__________________________________

                                      _____________________________________

                                  (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)